UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22376

PIMCO Equity Series VIT

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

PIMCO Equity Series VIT

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: December 31

Date of reporting period: September 30, 2017

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments

PIMCO StocksPLUS® Global Portfolio

Schedule of Investments

PIMCO StocksPLUS® Global Portfolio

September 30, 2017 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 71.9%
ASSET-BACKED SECURITIES 12.1%
CAYMAN ISLANDS 5.0%
Atlas Senior Loan Fund Ltd.
2.541% (US0003M + 1.230%) due 01/30/2024 ~	$831	$835
Babson CLO Ltd.
2.454% (US0003M + 1.150%) due 10/17/2026 ~	400	402
BSPRT Issuer Ltd.
2.665% (US0001M + 1.350%) due 06/15/2027 ~	700	702
Carlyle Global Market Strategies CLO Ltd.
2.444% (US0003M + 1.140%) due 10/16/2025 ~	600	601
Cent CLO Ltd.
2.527% (US0003M + 1.210%) due 07/27/2026 ~	700	703
Flatiron CLO Ltd.
2.464% (US0003M + 1.160%) due 01/17/2026 ~	1,800	1,811
Galaxy CLO Ltd.
2.444% (US0003M + 1.130%) due 11/16/2025 ~	700	703
Jamestown CLO Ltd.
2.524% (US0003M + 1.220%) due 01/17/2027 ~	900	903
KVK CLO Ltd.
2.454% (US0003M + 1.150%) due 01/15/2026 ~	600	602
Madison Park Funding Ltd.
1.540% (US0003M + 0.223%) due 02/26/2021 ~	20	20
2.416% (US0003M + 1.110%) due 01/19/2025 ~	1,100	1,103
MP CLO Ltd.
2.554% (US0003M + 1.250%) due 07/18/2026 ~	900	904
Oak Hill Credit Partners Ltd.
2.437% (US0003M + 1.130%) due 07/20/2026 ~	1,000	1,003
Octagon Investment Partners Ltd.
2.404% (US0003M + 1.100%) due 04/15/2026 ~	800	801
OFSI Fund Ltd.
2.454% (US0003M + 1.150%) due 04/17/2025 ~	389	391
Regatta Funding Ltd.
2.474% (US0003M + 1.160%) due 10/25/2026 ~	300	300
Staniford Street CLO Ltd.
2.500% (US0003M + 1.180%) due 06/15/2025 ~	500	502
THL Credit Wind River CLO Ltd.
2.754% (US0003M + 1.450%) due 01/15/2026 ~	600	603
Venture CLO Ltd.
2.674% (US0003M + 1.370%) due 01/15/2027 ~	1,200	1,206
WhiteHorse Ltd.
2.464% (US0003M + 1.160%) due 07/17/2026 ~	800	800
2.511% (US0003M + 1.200%) due 02/03/2025 ~	686	688

Total Cayman Islands		15,583

UNITED STATES 7.1%
Ally Auto Receivables Trust
1.490% due 11/15/2019	600	600
AmeriCredit Automobile Receivables Trust
1.370% due 11/08/2019	2,468	2,467
1.650% due 09/18/2020	800	800
Capital Auto Receivables Asset Trust
1.320% due 01/22/2019	550	550
CPS Auto Receivables Trust
1.620% due 01/15/2020	358	358
Dell Equipment Finance Trust
1.430% due 09/24/2018	490	490
Flagship Credit Auto Trust
1.930% due 12/15/2021	547	547
Ford Credit Floorplan Master Owner Trust
1.550% due 07/15/2021	3,000	2,985
Mercedes-Benz Auto Lease Trust
1.150% due 01/15/2019	261	261
Navient Private Education Loan Trust
2.734% (US0001M + 1.500%) due 01/16/2035 ~	1,556	1,568
Progress Residential Trust
2.734% (LIBOR01M + 1.500%) due 09/17/2033 ~	992	1,008
SLC Student Loan Trust
2.192% (US0003M + 0.875%) due 11/25/2042 ~	1,224	1,243
SLM Private Education Loan Trust
3.310% due 10/15/2046	1,412	1,417
4.370% due 04/17/2028	1,708	1,737
SMB Private Education Loan Trust
1.784% (US0001M + 0.550%) due 11/15/2023 ~	692	693

Sofi Consumer Loan Program LLC
2.140% due 09/25/2026		900	900
SoFi Consumer Loan Program LLC
2.500% due 05/26/2026		923	923
SoFi Professional Loan Program LLC
1.480% due 05/26/2031		372	371
1.530% due 04/25/2033		154	153
2.187% (US0001M + 0.950%) due 01/25/2039 ~		138	139
2.337% (US0001M + 1.100%) due 10/27/2036 ~		324	329
2.510% due 08/25/2033		246	247
SpringCastle America Funding LLC
3.050% due 04/25/2029		1,027	1,035
Utah State Board of Regents
1.987% (US0001M + 0.750%) due 01/25/2057 ~		784	787
VOLT LLC
4.375% due 11/27/2045		110	111
Westlake Automobile Receivables Trust
1.420% due 10/15/2019		420	420

Total United States			22,139

Total Asset-Backed Securities (Cost $37,673)			37,722

CORPORATE BONDS & NOTES 37.1%
AUSTRALIA 0.4%
BANKING & FINANCE 0.3%
Commonwealth Bank of Australia
1.750% due 11/07/2019		1,000	995

INDUSTRIALS 0.1%
Sydney Airport Finance Co. Pty. Ltd.
5.125% due 02/22/2021		100	108
Woodside Finance Ltd.
8.750% due 03/01/2019		300	327

			435

Total Australia			1,430

DENMARK 7.8%
BANKING & FINANCE 7.1%
BRFkredit A/S
2.000% due 10/01/2017	DKK	2,600	413
1.000% due 01/01/2018		7,800	1,245
4.000% due 01/01/2018		1,400	225
1.000% due 10/01/2018		3,100	500
1.000% due 04/01/2018		2,800	448
Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2017		2,400	381
2.000% due 10/01/2017		10,200	1,620
2.000% due 04/01/2018		600	96
2.000% due 01/01/2018		2,900	464
Nykredit Realkredit A/S
1.000% due 10/01/2017		9,100	1,445
2.000% due 10/01/2017		2,200	349
4.000% due 01/01/2018		4,100	658
1.000% due 01/01/2018		5,500	877
2.000% due 04/01/2018		6,200	997
2.000% due 01/01/2018		1,500	240
1.000% due 04/01/2018		9,100	1,457
2.000% due 07/01/2018		5,000	809
1.000% due 07/01/2018		11,800	1,895
Realkredit Danmark A/S
2.000% due 01/01/2018		5,600	895
1.000% due 04/01/2018		28,600	4,576
1.000% due 01/01/2018		2,800	446
2.000% due 04/01/2018		12,900	2,074

			22,110

INDUSTRIALS 0.7%
AP Moller - Maersk A/S
2.550% due 09/22/2019		$2,100	2,113

Total Denmark			24,223

FRANCE 1.3%
BANKING & FINANCE 1.2%
Dexia Credit Local S.A.
1.875% due 09/15/2021	1,700	1,668
2.375% due 09/20/2022	1,700	1,696
RCI Banque S.A.
3.500% due 04/03/2018	300	302

		3,666

UTILITIES 0.1%
Electricite de France S.A.
6.500% due 01/26/2019	500	530

Total France		4,196

GERMANY 0.9%
BANKING & FINANCE 0.9%
Deutsche Bank AG
4.250% due 10/14/2021	700	734
2.274% (US0003M + 0.970%) due 07/13/2020 ~	2,100	2,108

		2,842

Total Germany		2,842

GUERNSEY, CHANNEL ISLANDS 0.7%
BANKING & FINANCE 0.7%
Credit Suisse Group Funding Guernsey Ltd.
3.594% (US0003M + 2.290%) due 04/16/2021 ~	2,000	2,102

Total Guernsey, Channel Islands		2,102

IRELAND 0.3%
BANKING & FINANCE 0.1%
AerCap Ireland Capital DAC
4.250% due 07/01/2020	150	157
4.625% due 10/30/2020	200	213

		370

INDUSTRIALS 0.2%
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	260	260
2.400% due 09/23/2021	220	219

		479

Total Ireland		849

JAPAN 2.1%
BANKING & FINANCE 1.8%
Mizuho Financial Group, Inc.
2.273% due 09/13/2021	1,600	1,576
2.257% (US0003M + 0.940%) due 02/28/2022 ~	500	503
Sumitomo Mitsui Financial Group, Inc.
2.414% (US0003M + 1.110%) due 07/14/2021 ~	2,200	2,232
2.446% (US0003M + 1.140%) due 10/19/2021 ~	500	509
Sumitomo Mitsui Trust Bank Ltd.
1.826% (US0003M + 0.510%) due 03/06/2019 ~	800	802

		5,622

INDUSTRIALS 0.3%
Central Nippon Expressway Co. Ltd.
2.369% due 09/10/2018	1,000	1,003

Total Japan		6,625

JERSEY, CHANNEL ISLANDS 0.7%
INDUSTRIALS 0.7%
Delphi Automotive PLC
3.150% due 11/19/2020	1,700	1,740
Heathrow Funding Ltd.
4.875% due 07/15/2021	500	537

		2,277

Total Jersey, Channel Islands		2,277

LUXEMBOURG 0.4%
INDUSTRIALS 0.4%
Allergan Funding SCS
3.000% due 03/12/2020	1,100	1,123

Total Luxembourg		1,123

NETHERLANDS 0.4%
INDUSTRIALS 0.4%
Volkswagen International Finance NV
2.125% due 11/20/2018	1,000	1,001
4.000% due 08/12/2020	100	105

		1,106

UTILITIES 0.0%
E.ON International Finance BV
5.800% due 04/30/2018	100	102

Total Netherlands		1,208

SPAIN 0.3%
INDUSTRIALS 0.3%
Telefonica Emisiones S.A.U.
3.192% due 04/27/2018	900	907

Total Spain		907

SWITZERLAND 0.2%
BANKING & FINANCE 0.2%
UBS AG
2.166% (US0003M + 0.850%) due 06/01/2020 ~	500	506

Total Switzerland		506

UNITED KINGDOM 2.8%
BANKING & FINANCE 1.1%
Barclays PLC
3.419% (US0003M + 2.110%) due 08/10/2021 ~	2,200	2,298
HSBC Holdings PLC
2.801% (US0003M + 1.500%) due 01/05/2022 ~	400	413
Standard Chartered PLC
2.446% (US0003M + 1.130%) due 08/19/2019 ~	800	810

		3,521

INDUSTRIALS 1.7%
BAT International Finance PLC
2.750% due 06/15/2020	200	203
Imperial Brands Finance PLC
2.950% due 07/21/2020	2,500	2,539
Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022	400	399
1.888% (US0003M + 0.560%) due 06/24/2022 ~	400	402
Sky PLC
9.500% due 11/15/2018	1,240	1,340

Smiths Group PLC
7.200% due 05/15/2019	200	215

		5,098

Total United Kingdom		8,619

UNITED STATES 18.8%
BANKING & FINANCE 6.6%
Air Lease Corp.
2.625% due 09/04/2018	1,200	1,210
2.125% due 01/15/2018	100	100
American Express Credit Corp.
2.016% (US0003M + 0.700%) due 03/03/2022 ~	500	503
Aviation Capital Group Corp.
7.125% due 10/15/2020	700	791
4.625% due 01/31/2018	400	404
Bank of America Corp.
2.313% (US0003M + 1.000%) due 04/24/2023 ~	2,300	2,321
1.967% (US0003M + 0.660%) due 07/21/2021 ~	500	501
Citigroup, Inc.
2.501% (US0003M + 1.190%) due 08/02/2021 ~	1,200	1,223
Ford Motor Credit Co. LLC
8.125% due 01/15/2020	300	338
5.000% due 05/15/2018	2,300	2,346
2.240% due 06/15/2018	465	467
General Motors Financial Co., Inc.
3.200% due 07/06/2021	800	815
2.569% (US0003M + 1.270%) due 10/04/2019 ~	700	711
2.854% (US0003M + 1.550%) due 01/14/2022 ~	800	818
Goldman Sachs Group, Inc.
2.485% (US0003M + 1.170%) due 11/15/2021 ~	500	507
JPMorgan Chase & Co.
1.867% (US0003M + 0.550%) due 03/09/2021 ~	2,400	2,407
Morgan Stanley
2.109% (US0003M + 0.800%) due 02/14/2020 ~	700	703
Protective Life Global Funding
1.999% due 09/14/2021	1,500	1,462
Santander Holdings USA, Inc.
2.767% (US0003M + 1.450%) due 11/24/2017 ~	1,400	1,403
Wells Fargo & Co.
2.423% (US0003M + 1.110%) due 01/24/2023 ~	1,500	1,527

		20,557

INDUSTRIALS 11.1%
Apple, Inc.
2.100% due 09/12/2022	600	595
BAT Capital Corp.
1.905% (US0003M + 0.590%) due 08/14/2020 ~	2,900	2,906
Broadcom Corp.
2.375% due 01/15/2020	900	905
Continental Airlines Pass-Through Trust
7.250% due 05/10/2021	651	717
Crown Castle Towers LLC
4.883% due 08/15/2040	100	106
6.113% due 01/15/2040	300	321
D.R. Horton, Inc.
3.750% due 03/01/2019	300	306
Daimler Finance North America LLC
1.500% due 07/05/2019	800	794
DXC Technology Co.
2.266% (US0003M + 0.950%) due 03/01/2021 ~	1,200	1,205
ERAC USA Finance LLC
2.800% due 11/01/2018	1,000	1,008
2.350% due 10/15/2019	100	100
General Motors Co.
3.500% due 10/02/2018	1,300	1,321
Harley-Davidson Funding Corp.
6.800% due 06/15/2018	2,500	2,590
Harris Corp.
4.400% due 12/15/2020	300	316
5.550% due 10/01/2021	200	222
Humana, Inc.
7.200% due 06/15/2018	100	104
Hyundai Capital America
2.400% due 10/30/2018	600	602
2.325% (US0003M + 1.000%) due 09/18/2020 ~	500	500
3.250% due 09/20/2022	1,000	999
Kinder Morgan, Inc.
7.250% due 06/01/2018	200	207

Kraft Heinz Foods Co.
1.729% (US0003M + 0.420%) due 08/09/2019 ~		600	601
1.879% (US0003M + 0.570%) due 02/10/2021 ~		2,500	2,503
Monsanto Co.
1.850% due 11/15/2018		2,500	2,497
Nissan Motor Acceptance Corp.
2.650% due 09/26/2018		2,575	2,599
2.350% due 03/04/2019		300	302
1.837% (US0003M + 0.520%) due 09/13/2019 ~		1,600	1,608
Norfolk Southern Railway Co.
9.750% due 06/15/2020		1,500	1,791
Penske Truck Leasing Co. LP
2.500% due 06/15/2019		100	101
Pioneer Natural Resources Co.
6.875% due 05/01/2018		100	103
Ryder System, Inc.
2.250% due 09/01/2021		400	397
SBA Tower Trust
3.156% due 10/10/2045		300	303
2.877% due 07/10/2046 +		400	406
2.240% due 04/09/2043		1,100	1,100
SES Global Americas Holdings GP
2.500% due 03/25/2019		500	499
Spectra Energy Partners LP
2.016% (US0003M + 0.700%) due 06/05/2020 ~		800	807
Textron, Inc.
3.650% due 03/01/2021		100	104
Time Warner Cable LLC
8.250% due 04/01/2019		1,000	1,087
8.750% due 02/14/2019		600	652
Volkswagen Group of America Finance LLC
1.650% due 05/22/2018		1,000	999

			34,283

UTILITIES 1.1%
AT&T, Inc.
4.450% due 05/15/2021		300	320
2.300% due 03/11/2019		200	201
1.954% (US0003M + 0.650%) due 01/15/2020 ~		600	603
2.254% (US0003M + 0.950%) due 07/15/2021 ~		600	608
Exelon Corp.
5.150% due 12/01/2020		100	108
NextEra Energy Capital Holdings, Inc.
6.000% due 03/01/2019		700	739
Verizon Communications, Inc.
3.376% due 02/15/2025		896	902

			3,481

Total United States			58,321

Total Corporate Bonds & Notes (Cost $113,175)			115,228

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.1%
UNITED KINGDOM 0.6%
Business Mortgage Finance PLC
0.051% (EUR003M + 0.380%) due 08/15/2040 ~	EUR	1,241	1,424
Uropa Securities PLC
0.497% (BP0003M + 0.200%) due 10/10/2040 ~	GBP	400	512

Total United Kingdom			1,936

UNITED STATES 1.5%
Countrywide Home Loan Mortgage Pass-Through Trust
3.822% due 06/25/2033 ~		$499	502
Fort Cre LLC
2.737% (LIBOR01M + 1.500%) due 05/21/2036 ~		1,262	1,263
JPMorgan Chase Commercial Mortgage Securities Re-REMIC Trust
2.684% (LIBOR01M + 1.450%) due 01/15/2033 ~		569	570
MASTR Adjustable Rate Mortgages Trust
3.441% due 11/21/2034 ~		366	377
Waldorf Astoria Boca Raton Trust
2.584% (LIBOR01M + 1.350%) due 06/15/2029 ~		1,800	1,804

Total United States			4,516

Total Non-Agency Mortgage-Backed Securities (Cost $6,262)			6,452

MUNICIPAL BONDS & NOTES 0.1%
CALIFORNIA 0.1%
California State General Obligation Bonds, Series 2017
2.193% due 04/01/2047		300	301

Total Municipal Bonds & Notes (Cost $300)			301

SOVEREIGN ISSUES 1.2%
JAPAN 0.4%
Japan Finance Organization for Municipalities
2.000% due 09/08/2020		1,300	1,292

Total Japan			1,292

SAUDI ARABIA 0.7%
Saudi Government International Bond
2.875% due 03/04/2023 (a)		2,300	2,293

Total Saudi Arabia			2,293

SOUTH KOREA 0.1%
Export-Import Bank of Korea
1.927% due 02/24/2020	CAD	300	236

Total South Korea			236

Total Sovereign Issues (Cost $3,811)			3,821

U.S. GOVERNMENT AGENCIES 4.5%
UNITED STATES 4.5%
Fannie Mae
1.537% (LIBOR01M + 0.300%) due 12/25/2045 ~		$690	689
1.682% (LIBOR01M + 0.450%) due 09/25/2046 ~		2,187	2,194
1.787% (LIBOR01M + 0.550%) due 09/25/2041 ~		347	351
2.037% (LIBOR01M + 0.800%) due 12/25/2039 ~		4,727	4,810
Freddie Mac
1.634% (LIBOR01M + 0.400%) due 06/15/2041 ~		438	439
1.672% (LIBOR01M + 0.440%) due 07/15/2040 ~		477	476
1.684% (LIBOR01M + 0.450%) due 07/15/2037 ~		71	72
1.764% (LIBOR01M + 0.530%) due 10/15/2033 ~		334	336
3.111% (H15T1Y + 2.243%) due 09/01/2037 ~		723	763
Ginnie Mae
1.601% (US0001M + 0.370%) due 06/20/2061 - 10/20/2066 ~		4,003	4,005

Total U.S. Government Agencies (Cost $14,087)			14,135

U.S. TREASURY OBLIGATIONS 3.1%
UNITED STATES 3.1%
U.S. Treasury Notes
1.875% due 03/31/2022 (f)(h)		9,500	9,495
2.000% due 11/15/2026 (h)		100	97

Total U.S. Treasury Obligations (Cost $9,662)			9,592

SHORT-TERM INSTRUMENTS 11.7%
CERTIFICATES OF DEPOSIT 1.8%
Barclays Bank PLC
1.781% due 03/16/2018		2,900	2,903
1.940% due 09/04/2018		400	400
Norinchukin Bank
2.019% due 10/10/2017		2,000	2,001
Sumitomo Mitsui Trust Bank Ltd.
2.012% due 10/06/2017		200	200

			5,504

COMMERCIAL PAPER 0.9%
Engie
1.600% due 10/03/2017		600	600
ENI Finance USA, Inc.
1.750% due 10/02/2017		300	300
Entergy Corp.
1.560% due 10/31/2017		1,000	998
Ford Motor Credit Co.
2.000% due 09/04/2018		300	294

HP, Inc.
1.530% due 10/23/2017		500	500

Total Commercial Paper (Cost $2,693)			2,692

REPURCHASE AGREEMENTS (d) 2.4%			7,416

SHORT-TERM NOTES 0.1%
Hewlett Packard Enterprise Co.
2.450% due 10/05/2017		333	333

JAPAN TREASURY BILLS 6.5%
(0.111)% due 10/23/2017 (b)(c)	JPY	2,290,000	20,353

Total Short-Term Instruments (Cost $36,422)			36,298

Total Investments in Securities (Cost $221,392)			223,549

	SHARES
INVESTMENTS IN AFFILIATES 25.4%
SHORT-TERM INSTRUMENTS 25.4%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 25.4%
PIMCO Short-Term Floating NAV Portfolio III		4,799,209	47,440
PIMCO Short-Term Floating NAV Portfolio IV		3,136,583	31,416

Total Short-Term Instruments (Cost $78,834)			78,856

Total Investments in Affiliates (Cost $78,834)			78,856

Total Investments 97.3% (Cost $300,226)			$302,405
Financial Derivative Instruments (e)(g) (0.0)% (Cost or Premiums, net $(36))			(80)
Other Assets and Liabilities, net 2.7%			8,470

Net Assets 100.0%			$310,795

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

+	Security valued using significant unobservable inputs (Level 3).

~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.

(b)	Zero coupon security.

(c)	Coupon represents a yield to maturity.

Borrowings and Other Financing Transactions

(d)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
FICC	0.500%	09/29/2017	10/02/2017	$7,416	Federal Home Loan Bank 1.375% due 09/28/2020	$(7,568)	$7,416	$7,416

Total Repurchase Agreements						$(7,568)	$7,416	$7,416

(1)	Includes accrued interest.

(e)	Financial Derivative Instruments: Exchange-Traded or Centrally Cleared

Futures Contracts:

Long Futures Contracts

					Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
90-Day Eurodollar March Futures	03/2018	1	$246	$0	$0	$0
E-mini S&P 500 Index December Futures	12/2017	1,233	155,118	2,792	518	0
Mini MSCI EAFE Index December Futures	12/2017	1,576	155,898	1,279	954	0

				$4,071	$1,472	$0

Short Futures Contracts

					Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
90-Day Eurodollar March Futures	03/2019	1	$(245)	$0	$0	$0
U.S. Treasury 5-Year Note December Futures	12/2017	148	(17,390)	119	24	0
U.S. Treasury 10-Year Note December Futures	12/2017	42	(5,263)	45	10	0

				$164	$34	$0

Total Futures Contracts				$4,235	$1,506	$0

Swap Agreements:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

										Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2017 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Royal Bank of Scotland PLC	1.000%	Quarterly	12/20/2017	0.144%	EUR	900	$5	$(3)	$2	$0	$0

Total Swap Agreements							$5	$(3)	$2	$0	$0

(f)	Securities with an aggregate market value of $2,339 and cash of $9,996 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2017.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(g)	Financial Derivative Instruments: Over the Counter

Forward Foreign Currency Contracts:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	10/2017	JPY	400,000	$	3,584	$26	$0
	01/2018	DKK	7,911		1,158	0	(106)
	04/2018		9,968		1,459	0	(143)
	07/2018		9,940		1,532	0	(74)
BPS	11/2017	JPY	213,700		1,910	8	0
	01/2018	DKK	3,340		487	0	(46)
	04/2018		15,501		2,299	0	(191)
	07/2018		7,379		1,111	0	(81)
CBK	10/2017	EUR	1,662		1,983	18	0
	10/2017	$	3,981	DKK	27,330	359	0
GLM	10/2017	CAD	298	$	239	0	0
	10/2017	DKK	24,913		3,618	0	(339)
	10/2017	GBP	436		564	0	(20)
	01/2018	DKK	9,816		1,433	0	(134)
	04/2018		13,910		2,037	0	(197)
HUS	10/2017		26,932		4,121	0	(157)
	11/2017	JPY	383,600		3,408	0	(7)
	01/2018	DKK	1,463		215	0	(19)
	04/2018		2,579		384	0	(30)
JPM	10/2017		1,985		304	0	(11)
	01/2018		6,582		967	0	(84)
	04/2018		11,812		1,744	0	(154)
	07/2018	$	46	DKK	301	2	0
MSB	01/2018	DKK	1,012	$	147	0	(15)
SCX	10/2017	$	1,598	JPY	173,100	0	(59)
	04/2018	DKK	7,229	$	1,078	0	(83)
TOR	01/2018		2,057		305	0	(24)
	10/2018		3,131		485	0	(24)
UAG	10/2017	JPY	1,890,000		16,933	122	0
	01/2018	$	839	DKK	5,255	0	0

Total Forward Foreign Currency Contracts						$535	$(1,998)

Written Options:

Foreign Currency Options

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Call - OTC USD versus JPY	JPY	110.000	10/10/2017	$6,000	$(21)	$(138)

Total Written Options						$(21)	$(138)

Swap Agreements:

Credit Default Swaps on Credit Indices - Sell Protection (1)

								Swap Agreements, at Value (3)
Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (2)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
MYC	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$2,081	$(20)	$35	$15	$0

Total Swap Agreements						$(20)	$35	$15	$0

(h)	Securities with an aggregate market value of $1,701 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2017.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of September 30, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2017
Investments in Securities, at Value
Asset-Backed Securities
Cayman Islands	$0	$15,583	$0	$15,583
United States	0	22,139	0	22,139
Corporate Bonds & Notes
Australia
Banking & Finance	0	995	0	995
Industrials	0	435	0	435
Denmark
Banking & Finance	0	22,110	0	22,110
Industrials	0	2,113	0	2,113
France
Banking & Finance	0	3,666	0	3,666
Utilities	0	530	0	530
Germany
Banking & Finance	0	2,842	0	2,842
Guernsey, Channel Islands
Banking & Finance	0	2,102	0	2,102
Ireland
Banking & Finance	0	370	0	370
Industrials	0	479	0	479
Japan
Banking & Finance	0	5,622	0	5,622
Industrials	0	1,003	0	1,003
Jersey, Channel Islands
Industrials	0	2,277	0	2,277
Luxembourg
Industrials	0	1,123	0	1,123
Netherlands
Industrials	0	1,106	0	1,106
Utilities	0	102	0	102
Spain
Industrials	0	907	0	907
Switzerland
Banking & Finance	0	506	0	506
United Kingdom
Banking & Finance	0	3,521	0	3,521
Industrials	0	5,098	0	5,098
United States
Banking & Finance	0	20,557	0	20,557
Industrials	0	33,877	406	34,283
Utilities	0	3,481	0	3,481
Non-Agency Mortgage-Backed Securities
United Kingdom	0	1,936	0	1,936
United States	0	4,516	0	4,516
Municipal Bonds & Notes
California	0	301	0	301
Sovereign Issues
Japan	0	1,292	0	1,292
Saudi Arabia	0	2,293	0	2,293
South Korea	0	236	0	236
U.S. Government Agencies
United States	0	14,135	0	14,135
U.S. Treasury Obligations
United States	0	9,592	0	9,592
Short-Term Instruments
Certificates of Deposit	0	5,504	0	5,504
Commercial Paper	0	2,692	0	2,692
Repurchase Agreements	0	7,416	0	7,416
Short-Term Notes	0	333	0	333
Japan Treasury Bills	0	20,353	0	20,353
	$0	$223,143	$406	$223,549

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$78,856	$0	$0	$78,856

Total Investments	$78,856	$223,143	$406	$302,405

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,506	0	0	1,506
Over the counter	0	550	0	550
	$1,506	$550	$0	$2,056

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(2,136)	$0	$(2,136)

Total Financial Derivative Instruments	$1,506	$(1,586)	$0	$(80)

Totals	$80,362	$221,557	$406	$302,325

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2017.

See Accompanying Notes

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The price of the Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Pacific Investment Management Company LLC (the “Adviser”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Quoted prices in active markets or exchanges for identical assets and liabilities.

•	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of September 30, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of September 30, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$ 300,230	$7,444	$(2,618)	$4,826

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

3. INVESTMENTS IN AFFILIATES

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III and the PIMCO Short-Term Floating NAV Portfolio IV (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in an affiliated Fund for the period ended September 30, 2017 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2017	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$48,935	$93,705	$ (95,200)		$(2)	$2	$47,440	$505	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions paid is determined at the end of the fiscal year of the affiliated fund.

Investment in PIMCO Short-Term Floating NAV Portfolio IV

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2017	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$0	$31,391	$0	$0	$25	$31,416	$91	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions paid is determined at the end of the fiscal year of the affiliated fund.

GLOSSARY: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	TOR	Toronto Dominion Bank
FICC	Fixed Income Clearing Corporation	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford

Currency Abbreviations:
CAD	Canadian Dollar	EUR	Euro	JPY	Japanese Yen
DKK	Danish Krone	GBP	British Pound	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BP0003M	3 Month GBP-LIBOR	EUR003M	3 Month EUR Swap Rate	S&P 500	Standard & Poor’s 500 Index
CMBX	Commercial Mortgage-Backed Index	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0001M	1 Month USD Swap Rate
EAFE	Europe, Australasia, and Far East Stock Index	LIBOR01M	1 Month USD-LIBOR	US0003M	3 Month USD Swap Rate

Other Abbreviations:
CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
DAC	Designated Activity Company	MSCI	Morgan Stanley Capital International	TBA	To-Be-Announced

Item 2. Controls and Procedures

(a) The principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Equity Series VIT

By: /s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: November 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: November 27, 2017

By: /s/ Trent W. Walker
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: November 27, 2017